COST OF SALES (Tables)	12 Months Ended
Dec. 31, 2025
COST OF SALES
Schedule of cost of sales

	Years ended December 31,
	2025 $	2024 $
Direct mining and processing costs	191,533	177,279
Depletion and depreciation	189,765	172,382
Salaries and benefits	63,192	61,320
Royalties and other taxes	49,282	25,331
Workers' participation	2,773	2,640
Inventory net realizable value adjustments and other	(16,384)	4,930
Cost of sales	480,161	443,882